Earnings per Share	12 Months Ended
Sep. 30, 2016
Earnings Per Share [Abstract]
Earnings per Share
22. EARNINGS PER SHARE
The following table sets forth the computation of basic and diluted earnings per share (EPS):

30 September	2016	2015	2014
Numerator
Income from continuing operations	$1,099.5	$933.3	$696.7
Income (Loss) from discontinued operations	(468.4)	344.6	295.0
Net Income Attributable to Air Products	$631.1	$1,277.9	$991.7
Denominator (in millions)
Weighted average common shares — Basic	216.4	214.9	212.7
Effect of dilutive securities
Employee stock option and other award plans	1.9	2.4	2.5
Weighted average common shares — Diluted	218.3	217.3	215.2
Basic EPS Attributable to Air Products
Income from continuing operations	$5.08	$4.34	$3.28
Income (Loss) from discontinued operations	(2.16)	1.61	1.38
Net Income Attributable to Air Products	$2.92	$5.95	$4.66
Diluted EPS Attributable to Air Products
Income from continuing operations	$5.04	$4.29	$3.24
Income (Loss) from discontinued operations	(2.15)	1.59	1.37
Net Income Attributable to Air Products	$2.89	$5.88	$4.61

Diluted EPS attributable to Air Products reflects the potential dilution that could occur if stock options or other share-based awards were exercised or converted into common stock. The dilutive effect is computed using the treasury stock method, which assumes all share-based awards are exercised and the hypothetical proceeds from exercise are used by the Company to purchase common stock at the average market price during the period. The incremental shares (difference between shares assumed to be issued versus purchased), to the extent they would have been dilutive, are included in the denominator of the diluted EPS calculation. Outstanding share-based awards of .2 million shares, .2 million shares, and .6 million shares were antidilutive and therefore excluded from the computation of diluted EPS for 2016, 2015, and 2014, respectively.